                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              Analogic Corporation
                (Name of Registrant as Specified In Its Charter)

                              Analogic Corporation
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                              ANALOGIC CORPORATION

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                ANALOGIC CORPORATION TO BE HELD JANUARY 23, 1998


         The Annual Meeting of Stockholders of Analogic Corporation (the "Company") will be held at the Company's headquarters located at 8 Centennial Drive, Peabody, Massachusetts, (Centennial Industrial Park) on Friday, January 23, 1998 at 11:00 o'clock in the morning for the following purposes:

         (1) To determine the number of Directors for the ensuing year and to elect three Class III directors for a three-year term, to hold office until the 2001 Annual Meeting of Stockholders and until their successors are elected and qualified.

         (2) To consider and act upon the matter of adopting and approving an amendment to the Company's Employee Stock Purchase Plan dated June 10, 1986. A copy of the amendment is attached as Exhibit "A" to the within proxy statement.

         (3) To act upon any and all matters incidental to any of the foregoing and transact such other business as may legally come before the Meeting or any adjourned session or sessions thereof.

         The Board of Directors has fixed the close of business on November 26, 1997, as the record date for determining the stockholders having the right to notice of and to vote at the meeting.




                                             Julian Soshnick

                                                  Clerk


December 1, 1997





                   -------------------------------------------

                   IF YOU ARE ENTITLED TO VOTE AT THE MEETING,
                   KINDLY EXECUTE AND MAIL THE ENCLOSED PROXY

                   -------------------------------------------

                              ANALOGIC CORPORATION
                               8 CENTENNIAL DRIVE
                          PEABODY, MASSACHUSETTS 01960

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 23, 1998


         This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Analogic Corporation (the "Company") of proxies for use at the Annual Meeting of Stockholders of the Company to be held on January 23, 1998 (the "Meeting"), and is being mailed, together with the form of proxy solicited, to each stockholder of the Company on or about December 1, 1997.

         The enclosed proxy, if executed and returned, will be voted by the Proxy Holders as directed on the proxy and, in the absence of such direction, to fix the number of directors for the ensuing year at eight and for the election of the nominees as directors, for the adoption of the amendment to the Employee Stock Purchase Plan dated June 10, 1986, and in accordance with their best judgment if any other matter shall properly come before the Meeting.

         Any stockholder giving a proxy in the accompanying form (the "Proxy") retains the power to revoke it at any time prior to the exercise of the powers conferred thereby. Such revocation may be effected by any means which are sufficient to revoke a power of attorney, including giving written notice of revocation to the Company at the above address or to its transfer agent, or the execution and delivery to the Company or its transfer agent of a subsequent proxy. Attendance of the stockholder at the Meeting in person, will not, however, be deemed to revoke the Proxy unless the stockholder affirmatively indicates his/her intention to vote the shares in person by so advising the presiding officer or the clerk at the Meeting.


STOCK AND STOCK OWNERSHIP

         The holders of record of shares of Common Stock, $.05 par value, at the close of business on November 26, 1997, may vote at the Meeting. On November 26, 1997, there were issued and outstanding 12,596,586 shares of Common Stock of the Company (not including 1,239,778 shares held in treasury). Each share of Common Stock is entitled to one vote on each of the matters listed in the Notice of Meeting.

         The following table sets forth information as to all persons (including any "group", as that term is used in Section 13(d)(3) of the Exchange Act) known by the Company to have owned beneficially 5% or more of its Common Stock as of November 26, 1997, based upon information received from or on behalf of the persons named. Unless noted, otherwise, the beneficial owners listed have sole voting and investment power with respect to the shares listed.

                                       AMOUNT AND NATURE OF            PERCENT
  NAME AND ADDRESS                     BENEFICIAL OWNERSHIP           OF CLASS
------------------                     --------------------           --------

Bernard M. Gordon Charitable                4,720,192 (1)(2)            37.5%
   Remainder Unitrust
         Bernard M. Gordon
         Julian Soshnick
         Gerald P. Bonder, Trustees
         8 Centennial Drive
         Peabody, MA 01960

T. Rowe Price                               1,516,700                   12.0%
         100 East Pratt Street
         Baltimore, MD 21202

Private Capital Management Inc.               880,975                    7.0%
         3003 Ninth Street
         Naples, FL 33940



(1) Exclusive of 6,000 shares owned by Mr. Gordon's wife, as to which he disclaims any beneficial interest.

(2) Mr. Gordon serves as Trustee of the Bernard Gordon Charitable Remainder Unitrust (the "Trust") along with Julian Soshnick and Gerald P. Bonder. The three Trustees, acting by a majority, have full power to vote or dispose of the shares held by the Trust. Upon the death of Mr. Gordon, all of the assets of the Trust, in general, will be distributed to The Gordon Foundation, a Section 501(c)(3) trust formed by Mr. Gordon with its principal office located at 8 Centennial Drive, Peabody, Massachusetts.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

         The Company's Restated Articles of Organization and By-Laws, as amended, provide for the division of the Board of Directors into three classes, each having a three-year term of office following the initial classification. The term of one class expires each year. The terms of three directors, Bernard
M. Gordon, John A. Tarello, and Gerald L. Wilson, will expire at the Meeting. Bernard M. Gordon, John A. Tarello, and Gerald L. Wilson have been nominated for election as the Class III directors, to hold office until the 2001 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

         It is the intention of the persons named as Proxy Holders to fix the number of directors for the ensuing year at eight and to vote for the election of the nominees as Class III directors. In the event that any nominees should be unable to serve, discretionary authority is reserved for the named Proxy Holders to vote for a substitute, or to reduce the number of directors to be elected, or both. Management has no reason to believe that the said nominees will be unwilling or unable to serve if elected.

         The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by each director and nominee for director of the Company and all directors, nominees for directors and officers of the Company as a group. The table also sets forth certain additional information with respect to each director and nominee for director of the Company, including the year in which the term of office of each director and nominee for director (if elected) expires.

NOMINEE FOR CLASS III DIRECTOR IS INDICATED BY TWO ASTERISKS.

                                                                                                 AMOUNT AND NATURE OF
                                                                                                BENEFICIAL OWNERSHIP OF
                                                                                                 THE COMPANY'S COMMON
                                            PRINCIPAL OCCUPATION                DIRECTOR              STOCK AS OF
 NAME                              AGE      OR EMPLOYMENT                       SINCE              OCTOBER 31, 1997
---------------------------------  ---      --------------------                --------        -----------------------

IF ELECTED, TERM EXPIRES IN 2001:
Bernard M. Gordon **                70      Chairman of the Board               1969                   4,720,192 (4)(6)
                                            and Chief Executive
                                            Officer of the Company

John A. Tarello **                  66      Senior Vice President               1979                      30,000*
                                            and Treasurer of the
                                            Company

Gerald L. Wilson **(2)(3)           58      Former Dean, School                 1980                       3,667*
                                            of Engineering and
                                            Professor, Massachusetts
                                            Institute of Technology

TERM EXPIRES IN 2000:
Bruce R. Rusch                      54      President and Chief                 1993                      33,750*(5)
                                            Operating Officer of
                                            the Company

Bruce W. Steinhauer (2)(3)          62      Chief Executive Officer             1993                       6,667*(7)
                                            Lahey Hitchcock Clinic,
                                            Burlington, Massachusetts

TERM EXPIRES IN 1999:
M. Ross Brown                       63      Vice President of the               1984                      15,000*(5)(7)
                                            Company

Edward F. Voboril (2)(3)            54      President and CEO of                1990                       6,667*(7)
                                            Wilson Greatbatch Ltd,
                                            Clarence, NY
Beneficial Ownership of Shares
by All Directors and Executive
Officers as a Group (8 persons)                                                                        4,845,943 (4)(5)(6)(7)

*  Represents less than 1% ownership

   (1) The amounts shown are based upon information furnished by the individual directors and officers. Unless otherwise noted the beneficial owners have sole voting and investment power with respect to the shares listed.
   (2)   Member of Audit Committee.
   (3)   Member of Compensation Committee.
   (4) Mr. Gordon serves as Trustee of the Bernard Gordon Charitable Remainder Unitrust (the "Trust") along with Julian Soshnick and Gerald P. Bonder. The three Trustees, acting by a majority, have full power to vote or dispose of the shares held by the Trust. Upon the death of Mr. Gordon, all the assets of the Trust, in general, will be distributed to the Gordon Foundation, a Section 501(c)(3) trust formed by Mr. Gordon with its principal office located at 8 Centennial Drive, Peabody, Massachusetts.
   (5) These amounts include certain shares issued under the Company's Key Employee Stock Bonus Plan which are subject to forfeiture under certain circumstances (see the section of this proxy statement entitled Executive Compensation).
   (6) Exclusive of 6,000 shares owned by Mrs. Gordon, in which Mr. Gordon disclaims all beneficial interest.
   (7) These amounts include certain shares deemed beneficially owned under Exchange Act Rule 13d-3(d)(1).

   Bernard M. Gordon has been the Chairman of the Board of Directors of the Company since 1969 and was President from 1980 to 1995.

   Bruce R. Rusch was appointed a Vice President of the Company in January 1993 and President in January 1995. Mr. Rusch has been President of SKY Computers, Inc. since 1987. SKY Computers, Inc. was acquired by Analogic effective April 1, 1992. Mr. Rusch is a director of Astea International, Inc.

   John A. Tarello was the Company's Controller from May 1970 through July 1982, a Vice President of the Company from 1971 to 1980, and has been Senior Vice President since 1980, and Treasurer since 1985. He is also a director of Spire Corporation.

   Dr. Gerald L. Wilson is the former Dean of the School of Engineering at Massachusetts Institute of Technology and the Vannevar Bush Professor of Engineering at the Massachusetts Institute of Technology. Dr. Wilson has served on MIT's faculty since 1965, and currently serves as a professor of Electrical and Mechanical Engineering. He is a trustee of Commonwealth Energy Systems and a director of ASECO Corporation.

   Dr. Bruce W. Steinhauer has been Chief Executive Officer of the Lahey Hitchcock Clinic in Burlington, Massachusetts, since early 1992. He is also a trustee of the Lahey Hitchcock Clinic. Prior to that he was Senior Vice President for Medical Affairs and Chairman of the Board of Governors for the Medical Group Practice of the Henry Ford Hospital from 1988 to 1992.

   M. Ross Brown joined the Company in August 1984 and is responsible for managing its manufacturing operations. He was elected a Vice President in October 1984.

   Mr. Voboril has been President and CEO of Wilson Greatbatch Ltd. of Clarence, New York since December 1990.

   By reason of Mr. Gordon's beneficial ownership of Common Stock set forth above, he may be deemed to control the Company. In addition, in their capacity as trustees of the Bernard M. Gordon Charitable Remainder Unitust, Mr. Gordon, along with Mr. Soshnick and Mr. Bonder, may be deemed to control the Company.

   The Board of Directors held four (4) meetings during fiscal 1997.

   The Company has an Audit Committee and a Compensation Committee. Mr. Voboril, Dr. Wilson and Dr. Steinhauer serve on the Audit Committee. Mr. Voboril, Dr. Wilson and Dr. Steinhauer serve on the Compensation Committee, with Bernard M. Gordon serving as an ex officio member of the Compensation Committee. The function of the Audit Committee is to confer with the Company's independent auditors concerning the scope and results of their audit and any recommendations they may have, and to consider such other matters relating to auditing and accounting as the Committee may deem appropriate. During the 1997 fiscal year, the Committee met once with Coopers & Lybrand L.L.P. The function of the Compensation Committee is to make recommendations to the Board of Directors concerning officers' salaries and other compensation matters. The Compensation Committee met once during the 1997 fiscal year to review and approve salaries of the Company's officers for fiscal 1998. The Board does not have a nominating committee.

EXECUTIVE OFFICERS

   The Company has one executive officer who is not a Director.

   Executive officers of the Company are elected annually by the Board of Directors and hold office until their successors are chosen and qualified, subject to early removal by the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Mr. Bernard M. Gordon owns a 48% interest and Mr. Bernard L. Friedman, the Company's former Vice Chairman of the Board (Mr. Friedman resigned on July 31,
1993), owns a 52% interest in a limited partnership (Audubon Realty, Ltd.), which owns the Danvers, Massachusetts facilities leased by the Company for a term to July 31, 2001. These facilities include a 50,000 square foot building completed in 1978; a 40,000 square foot addition to that building, completed in 1982; and an 80,000 square foot building which the Company moved into during 1980. The fixed annual rent on the entire 170,000 square feet was increased from $1,042,000 to $1,125,000 effective March 1, 1995, and shall be adjusted as of March 1 every third year to reflect increases in the cost of living. Both of the facilities are sublet on a self-renewing lease to Siemens Medical Electronics, Inc. for a term which as presently extended will end on December 1, 1999, subject to an 18 month notice of cancellation, on a triple-net basis.

   Mr. Gordon owns a 48% interest and Mr. Friedman owns a 52% interest in a limited partnership (Audubon Realty, Ltd.) which owns the facility located at 360 Audubon Road, Wakefield, Massachusetts, which is leased by the Company for a term to July 31, 2003. This facility has been utilized by the Company for manufacturing and office space since May 1, 1981. The fixed annual rent for this facility was increased from $315,000 to $333,000 effective May 1, 1996, and shall be adjusted as of May 1 every third year to reflect increases in the cost of living.

   All of the foregoing rents are on a net lease basis, and accordingly the Company pays, in addition to the above rental payments, all taxes, maintenance, insurance, and other costs relating to the leased premises.

   The terms of the several lease agreements, at the time they were executed, were at least as favorable as those that could have been obtained from unaffiliated third parties. Prior to execution of each such lease, two independent appraisals were obtained in order to establish the fair market rate for subject premises. A rent, in each case discounted below the fair market rate established by the appraisals, was then agreed upon by the parties.

   The leases each incorporated periodic rent escalation clauses, based upon the CPI. At the present time, the rents that the Company is paying under the several leases reflect fair rental value for the properties.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

   The following table sets forth certain compensation information for the Chief Executive Officer and each of the next four most highly compensated executive officers of the Company during the last fiscal year ("Named Officers") for services rendered in all capacities for the last three fiscal years.

                                                                                             LONG-TERM
                                      ANNUAL COMPENSATION                               COMPENSATION AWARDS
                           --------------------------------------------        ---------------------------------------
                                                                               RESTRICTED
                                                                               STOCK            STOCK     ALL OTHER
   NAME AND                                                TOTAL ANNUAL        AWARDS           OPTIONS   COMPENSATION
  PRINCIPAL POSITION       YEAR    SALARY     BONUSES      COMPENSATION          (A)(B)                        (C)
-------------------------  ----   --------    -------      ------------        ----------       -------   ------------

Bernard M. Gordon          1997   $325,000    $50,000        $375,000             ----            ----       $3,645
   Chairman (CEO)          1996    325,000     25,000         350,000             ----            ----        3,024
                           1995    325,000     50,000         375,000             ----            ----        3,186


Bruce R. Rusch             1997   $225,000    $50,000        $275,000             ----            ----       $3,442
   President (COO)         1996    225,000     21,000         246,000             ----            ----        2,855
                           1995    206,519     35,000         241,519             ----            ----        3,007


John A. Tarello            1997   $210,000    $50,000        $260,000             ----            ----       $3,691
   Senior Vice President   1996    210,000     21,000         231,000             ----            ----        3,062
   and Treasurer           1995    210,000     35,000         245,000             ----            ----        3,225


M. Ross Brown              1997   $185,000    $30,000        $215,000             ----            ----       $3,521
   Vice President          1996    185,000     18,000         203,000             ----            ----        2,921
                           1995    185,000     30,000         215,000             ----            ----        3,076


Julian Soshnick            1997   $185,000    $40,000        $225,000             ----            ----       $3,555
   Vice President and      1996    185,000     18,000         203,000             ----            ----        2,949
   General Counsel         1995    185,000     30,000         215,000             ----            ----        3,106

(A) Represents stock grants under the Company's Key Employee Stock Bonus Plan dated March 14, 1983, as amended and restated on January 27, 1988, pursuant to which Common Stock of the Company may be granted to key employees to encourage them to exert their best efforts on behalf of the Company. Each recipient of the Common Stock pursuant to the Bonus Plan is required to execute a noncompetition agreement in a form satisfactory to the Company. The Bonus Plan is administered by a committee appointed by the Board of Directors consisting of the Chairman of the Board and three other Directors who are not eligible to participate in the Bonus Plan. Generally, the Common Stock granted pursuant to the Bonus Plan is not transferable for a period of three years from the date of the grant and is subject to a risk of forfeiture in the event that the recipient leaves the employ of the Company during this period for any reason. Generally, during the subsequent four-year period, the transfer restrictions will lapse with respect to 25% of the Common Stock for each year the recipient remains in the employ of the Company. Failure to remain in the Company's employ during all of the subsequent four-year period will result in a forfeiture of shares as to which restrictions on disposition still exist. The Common Stock granted pursuant to the Bonus Plan is held in escrow by the Company until such restrictions on disposition lapse. However, while in escrow, the recipient has the right to vote such shares of Common Stock and to receive any cash dividends thereon. The Board of Directors, acting upon the recommendation of the Stock Bonus Plan committee, may at the time of grant designate a different schedule upon which the transfer restrictions lapse.

(B) As of July 31, 1997, the following table reflects aggregate stock bonus awards, granted in 1993, for which transfer restrictions have not yet lapsed:

                                      SHARES               MARKET VALUE
                                      ------               ------------
Bruce R. Rusch                        22,500                   $821,250
M. Ross Brown                         15,000                    547,500
Julian Soshnick                        8,750                    319,375



(C) Represents amounts allocated to the Named officers pursuant to the Company's profit sharing plan under which it may, but is not required to, make contributions to a trust for the purpose of providing retirement benefits to employees.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

There were no stock options awarded to named officers under the Company's Key Employee Stock Option Plans during the last fiscal year.

STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table indicates (i) stock options exercised by the Named Officers during the last fiscal year; (ii) the number of shares subject to exercisable (vested) and unexercisable (unvested) stock options as of July 31, 1997; and
(iii) the fiscal year-end value of "in-the-money" unexercised options.

                                                                              NUMBER OF                   VALUE OF UNEXERCISED
                                                                         UNEXERCISED OPTIONS              IN-THE-MONEY OPTIONS
                           NUMBER OF                                      AT FISCAL YEAR END             AT FISCAL YEAR END(A)(B)
                        SHARES ACQUIRED              VALUE           ----------------------------      ---------------------------
     NAME                 ON EXERCISE            REALIZED (A)        EXERCISABLE    UNEXERCISABLE      EXERCISABLE   UNEXERCISABLE
-----------------       ---------------          ------------        -----------    -------------      -----------   -------------

Bernard M. Gordon             ----                     ----              ----            ----               ----            ----

Bruce R. Rusch                ----                     ----              ----            ----               ----            ----

John A. Tarello             10,000                 $173,750              ----            ----               ----            ----

M. Ross Brown                5,000                 $ 87,500              ----           5,000               ----        $108,125

Julian Soshnick               ----                     ----             3,750           1,250            $81,094         $27,031



(A) The value realized or the unrealized value of in-the-money options at year-end represents the aggregate difference between the market value on the date of exercise or July 31, 1997, in the case of the unrealized values, and the applicable exercise prices.

(B) "In-the-money" options are options whose exercise price was less than the market price of Common Shares at July 31, 1997.

COMPENSATION OF DIRECTORS

    Each director who is not an employee of the Company is entitled to an annual fee of $10,000 plus a fee of $1,000 per meeting for each of the first four meetings of the Board or any Board Committee attended by him, together with reimbursement of travel expenses under certain circumstances.

    In February 1988, the Board of Directors adopted and stockholders approved at the January 1989 Annual Meeting of Stockholders, the 1988 Non-Qualified Stock Option Plan for Non-Employee Directors (the "1988 Plan"). Pursuant to the 1988 Plan, options to purchase 50,000 shares of common stock may be granted only to directors of the Company or any subsidiary who are not otherwise employees of the Company or any subsidiary. The exercise price of options granted under the 1988 Plan is the fair market value of the Common Stock on the date of grant. The 1988 Plan provides that each Non-Employee director as of the date on which the Board of Directors adopted the 1988 Plan shall be granted an option to acquire 5,000 shares. Each Non-Employee director who is subsequently elected to the Board of Directors shall be granted an option to acquire 5,000 shares after one year of service. In June, 1996 the Board of Directors amended the 1988 plan to increase the number of options that could be granted to each Non-Employee director to 10,000 shares.

    Options granted under the 1988 Plan are exercisable for a nine-year period commencing one year after the date of grant. During that exercise period, subject to the occurrence of certain events, options may be exercised only to the extent of (a) 33 1/3% of the number of shares covered by the option one or more years after the date of grant, (b) 66 2/3% of the number of shares subject to the option two or more years after the date of grant, and (c) 100% of the number of shares subject to the option three or more years after the date of grant.

    The 1988 Plan is administered by members of the Company's Board of Directors.

    The following table sets forth options granted pursuant to the 1988 plan as of July 31, 1997:

                          Date of           Options           Option       Options       Options          Options
                           Grant            Granted            Price      Exercised    Exercisable     Unexercisable
                          -------           -------           -------     ---------    -----------     -------------
Dr. Wilson                2/01/88            5,000            $ 7.125       5,000           ---              ---
Dr. Wilson                6/12/96            5,000            $27.750         ---         1,667            3,333
Mr. Voboril               6/12/91            5,000            $10.875         ---         5,000              ---
Mr. Voboril               6/12/96            5,000            $27.750         ---         1,667            3,333
Dr. Steinhauer           10/08/93            5,000            $14.750         ---         5,000              ---
Dr. Steinhauer            6/12/96            5,000            $27.750         ---         1,667            3,333


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      Analogic Corporation is engaged in the design, manufacture and marketing of advanced precision data conversion and computer-based signal processing instruments and equipment which are used to acquire, condition, translate, compute, interpret, store, transmit, or display critical data in modern industrial, scientific, medical, communications and other system applications.

      Analogic's technology-driven philosophy and strategic growth objectives require an ability to recruit and retain competent executives with substantial qualities in managerial breadth and technical depth. Such retention requires provision of remuneration programs which motivate and reward performance results directly related to enhancement of shareholder value.

      It is the charter of the Compensation Committee to develop, implement and control executive remuneration practices which:

      -  Align management objectives with shareholder interest,

      - Balance short-term (annual) business plans with longer-term strategic goals,

      -  Link individual and Company performance to executive remuneration, and

      - Provide for remunerative practices which are highly motivational to the individual and competitive in the marketplace.

      The Committee determines and approves all recommendations for salary adjustment, cash incentive awards and/or stock incentive awards pertaining to the Chief Executive Officer and other Senior Executives of the Company.

ANNUAL COMPENSATION

      Executive salary ranges and annual incentive award targets are established annually after reviewing comparative data from companies in similar industries, with similar sales volume. The Company's practice is to compensate executives at a competitive level for its industry.

      Each position is placed in a salary range appropriate to the scope of the position, considering both external survey data and internal equity. Annual salary increases and incentive awards are based on overall Company results and achievement of individual objectives during the fiscal year. Measures of Company performance include: sales growth, profit attainment, new product introduction, manufacturing efficiency, product quality, employee morale and employee turnover.

      Individual performance factors are relevant to the area of responsibility for each executive, and include division performance where appropriate.

      The committee elected to delay consideration of officer base salary adjustments.

LONGER-TERM INCENTIVES

      Stock incentives, which include stock options and/or stock grants, were provided through the following Plans which were previously approved by vote of the shareholders:

      -  Key Employee Non-Qualified Stock Option Plan dated May 13, 1985.

      -  Key Employee Incentive Stock Option Plan amended on January 28, 1987.

      -  Key Employee Stock Bonus Plan as restated January 27, 1988.

      -  Key Employee Incentive Stock Option Plan dated June 11, 1993.

      The award of stock incentives to individual recipients considers the contribution of the individual to longer-term results, his/her impact upon divisional or corporate objectives, and level of position within the organization.

      The potential realization from these awards is directly related to the continuing success of the Company as measured by increasing shareholder value.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

      The compensation of the Chief Executive Officer, Mr. Bernard M. Gordon, is determined by the Committee following evaluation of his individual performance and the overall Company performance with considerable respect to financial results. The key performance measure for this position is the ability to provide the leadership and vision necessary to assure continuing success. Other measures of quantitative and qualitative performance are similar to those used for all Corporate Officers, as is the method of evaluating competitive compensation practices.

      Mr. Gordon's base salary rate has not been increased since August, 1994. The amount of Mr. Gordon's incentive award was based on annual financial results. Due to his position as founder of the Company, Mr. Gordon personally identifies with the future of the organization and has declined to participate in stock incentive arrangements. Overall, his compensation is conservative, particularly in light of his leadership position in the electronics industry.

                           COMPENSATION COMMITTEE


                           Bruce W. Steinhauer
                           Edward F. Voboril
                           Gerald L. Wilson

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

    The graph below compares the cumulative total shareholder return on the Company's Common Shares with the cumulative total return on the Center for Research in Security Prices of the University of Chicago ("CRSP") Total Return Index for the NASDAQ Stock Market (U.S. Companies) and the CRSP Total Return Index for all NASDAQ stocks within the Company's primary SIC Code. The graph assumes $100 invested on July 31, 1992, in the Company's Common Shares and $100 invested at that time in each of the NASDAQ indexes. The comparison assumes that all dividends are reinvested.

[GRAPHIC]

The following legend represents data presented in graphical form.

CRSP Total Returns Index for:               7/31/92     7/31/93      7/31/94      7/31/95       7/31/96      7/31/97
ANALOGIC CORPORATION                         101.1       133.0        140.7        167.8         253.9        324.3
Nasdaq Stock Market (US Companies)           117.4       142.8        147.0        206.3         225.0        282.5
NASDAQ Stocks (SIC 3800-3899 US
Companies)                                    99.4        93.5         88.1        139.5         136.4        181.0
Measuring instruments; photo, med
& optical goods; timepieces

Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.  The index level for all series was set to $100.0 on 7/31/92.

                                   PROPOSAL 2
                    APPROVAL OF THE OCTOBER 9, 1997 AMENDMENT
                       TO THE EMPLOYEE STOCK PURCHASE PLAN
                               DATED JUNE 10, 1986

    On October 9, 1997, subject to stockholder approval, the Board of Directors approved an amendment to the Employee Stock Purchase Plan dated June 10, 1986. Subject to the plans other limitations, the amendment increases the maximum value of stock that each eligible employee can purchase from $1,000 in each of the two payment periods per year to $2,000 in each of the two payment periods per year.

    The full text of the Stock Purchase Plan (as amended) is set forth in Exhibit A to this Proxy Statement. The following summary of the principal provisions of the Stock Purchase Plan does not purport to be complete and is subject in all respects to, and is qualified in its entirety by reference to the full text of the Stock Purchase Plan.

    Eligible Employees. All employees of the Company or any of its participating subsidiaries, with the exception of officers, directors, and "highly compensated employees" as that term is defined in Section 414(Q) of the Internal Revenue Code, who have completed one year of employment with the Company or any of its subsidiaries on or before the first day of the applicable Payment Period (as defined below) will be eligible to receive options under the Stock Purchase Plan to purchase the Company's Common Stock (except employees in countries whose laws make participation impractical). However, in no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of the Company's stock. Furthermore, no employee may be granted an option which permits his rights to purchase Common Stock under the Stock Purchase Plan and any similar plans of the Company to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For the purpose of the Stock Purchase Plan, the term "employee" shall not include an employee whose customary employment is 20 hours or less per week or is for not more than five months in any calendar year.

    Stock Subject to the Stock Purchase Plan. Up to 700,000 shares of the Company's Common Stock, $.05 par value, may be issued pursuant to options granted under the Stock Purchase Plan, subject however, to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like.

    Payment Periods and Stock Options. The six-month periods, July 1 to December 31 and January 1 to June 30 will be considered Payment Periods during which payroll deductions will be accumulated for the purpose of exercising options granted under the Stock Purchase Plan.

    Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Stock Purchase Plan an option to purchase on the last day of such Payment Period at the Option Price (as defined below) that number of full shares of the Company's Common Stock reserved for the Stock Purchase Plan as his accumulated payroll deductions on the last day of such Payment Period will pay for at such Option Price. The Option Price for each Payment Period shall be the lessor of
(i) 85% of the fair market value of the Company's Common Stock on the first business day of the Payment Period, or (ii) 85% of the fair market value of the Company's Common Stock on the last business day of the Payment Period. The term fair market value means closing price of the Company's Common Stock as reported on the National Association of Securities Dealers Automated Quotation System.

    Each eligible employee who continues to be a participant in the Stock Purchase Plan throughout the Payment Period shall be deemed to have exercised his option on the last business day of the Payment Period and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the Stock Purchase Plan as his accumulated payroll deductions on such date will pay for at the Option Price. If a participant is not an employee on the last business day of and throughout a Payment Period, he will not be entitled to exercise his option.

    Payroll Deductions. An employee may authorize payroll deductions in any even dollar amount up but not more than the lesser of (i) ten percent of his regular base pay, or (ii) an aggregate of $2,000 in any Payment Period: provided, however, that the minimum deduction in respect of any payroll period will be five dollars.

    The Company will accumulate and hold for the employee's account the amounts deducted from his pay. No interest will be paid thereon. Participating employees may not make any separate cash payments into their account.

    Deductions may be increased or decreased during a Payment Period, and an employee may withdraw from the Stock Purchase Plan and withdraw all but not less than all of the payroll deductions credited to his account at any time prior to the last business day of each Payment Period.

    Only Full shares of Common Stock may be purchased. Any balance remaining in an employee's account after a purchase will be reported to the employee and will be carried forward to the next Payment Period. If for any Payment Period the amount of unused payroll deductions should exceed the Option Price per share, the amount of the excess for any participant will be refunded to such participant, without interest.

    No Transfer or Assignment of Employee's Rights. An employee's rights under the Stock Purchase Plan may not be transferred or assigned to, or availed of by, any other person. Any option granted to an employee may be exercised only by him.

    Termination of Employee's Rights. Except as set forth in the next paragraph, an employee's rights under the Stock Purchase Plan will terminate when he ceases to be an employee because of retirement, resignation, lay-off, discharge, death, change of status, failure to remain in the customary employ of the Company for at least 20 hours per week, or for any other reason.

    Upon termination of the participating employee's employment because of his death, his beneficiary designated under the Stock Purchase Plan will have the right to elect, by written notice to the Company within 30 days after the death of the employee either (i) to withdraw, without interest, all of the payroll deductions credited to the employee's account, or (ii) to exercise the employee's option for the purchase of shares of Common Stock on the last day of the Payment Period next following the date of the employee's death for the purchase of that number of full shares of Common Stock reserved for the Stock Purchase Plan which the accumulated payroll deductions in the employee's account at the date of the employee's death will purchase at the applicable Option Price. Any excess in such account (in lieu of fractional shares) will be returned to the beneficiary. In the event that no such written notice of election is received by the Company, the beneficiary automatically will be deemed to have elected to withdraw the payroll deductions credited to the employee's account at the date of the employee's death and the same will be paid promptly to said beneficiary, without interest.

    Termination and Amendments to the Stock Purchase Plan. The Stock Purchase Plan may be terminated at any time by the Company's Board of Directors. In any event, it will terminate when all of the shares of Common Stock reserved for the Stock Purchase Plan have been purchased. If at any time shares of Common Stock reserved for the Stock Purchase Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be apportioned among participating employees, in proportion to their options and the Stock Purchase Plan will terminate. Upon such termination or any other termination of the Stock Purchase Plan, all payroll deductions not used to purchase Common Stock will be refunded.

    The Board of Directors has reserved the right to amend the Stock Purchase Plan from time to time in any respect, provided, however, that no amendment will be effective without prior approval of the stockholders, which would (a) in general, increase the number of shares of Common Stock to be offered under the Stock Purchase Plan, (b) change the class of employees eligible to receive options or (c) permit payroll deductions at a rate in excess of the lessor of
(i) ten percent of an employee's regular base pay, or (ii) an aggregate of $2,000 in any Payment Period.

    Administration of the Stock Purchase Plan. The Stock Purchase Plan will be administered by a committee appointed by the Board of Directors (the "Committee"). The Committee will consist of not less than three members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee will be filled by the Board of Directors. No member of the Committee shall be eligible to participate in the Plan while serving as a member of the Committee.

    The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it will be final unless otherwise determined by the Board of Directors.

    Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Stock Purchase Plan may be used for any corporate purposes, and the Company will not be obligated to segregate participating employees' payroll deductions.

    Merger or Consolidation. If the Company should at any time merge into or consolidate with another corporation, the Board of Directors may, at its election, either (i)terminate the Stock Purchase Plan and refund without interest the entire balance of each participating employee's payroll deduction, or (ii) entitle each participating employee to receive on the last day of the Payment Period upon the exercise of such option for each share of Common Stock as to which such option is exercised the securities or property to which a holder of one share of Common Stock was entitled upon and at time of such merger or consolidation.

    Government Regulation. The Board of Directors may, in its discretion, require as a condition to the exercise of any option that a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock reserved for issuance upon exercise of the option shall be effective. The Board of Directors intends to register the aggregate number of shares of Common Stock under the Stock Purchase Plan with the Securities Exchange Commission pursuant to the Securities Act of 1933, as amended. An employee, therefore, will be permitted to sell Common Stock purchased under the Stock Purchase Plan at any time; provided, however, that because of certain federal tax requirements, each employee will agree by entering the Stock Purchase Plan, promptly to give the Company notice of any such Common Stock disposed of within two years after the date of the last day of the Payment Period during which the Common Stock was purchased showing the number of such shares disposed of.

    Federal Tax Consequences. The Stock Purchase Plan has been designed to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1954, as amended (the "Code"). Pursuant to the Code, no taxable income will be realized by the employee either at the time the option is granted or at the time the option is exercised. If the employee transfers the shares of Common Stock received upon exercise of the option two or more years after the grant of the option, the employee will recognize ordinary income in an amount equal to the spread between the Option Price and the lessor of (i) the fair market value of the Common Stock on the date of grant of the option, or (ii) the fair market value of the Common Stock at the time of disposition. In addition, the employee may recognize long term capital gain or loss in an amount equal to the difference between the amount realized on the transfer of the Common Stock and the employee's basis in the Common Stock.

    If the employee disposes of the shares of Common Stock before the end of the two year holding period, the employee will recognize ordinary income in an amount equal to the difference between the Option Price and the fair market value of the Common Stock on the date of exercise. The difference between the amount realized upon the sale of the Common Stock and the employee's basis in the Common Stock will be recognized as capital gain or loss.

    The Company will not be entitled to any deduction for federal income tax purposes in connection with the issuance of shares of Common Stock pursuant to the exercise of options if the two year holding period requirements are met by the employee. However, if an employee does not meet the holding period requirements, the Company may be entitled to a deduction in the amount of the ordinary income realized by the employee at the time of such disposition.

    General. As of October 31, 1997, approximately 857 employees would have been eligible to participate in the Stock Purchase Plan. Approximately 128 employees were participants in the Plan on October 31, 1997. As of July 1, 1997, there were 598,910 shares available under the plan.

The Board of Directors recommends an affirmative vote for Proposal 2.

                            PROPOSALS OF STOCKHOLDERS

    A stockholder of the Company who intends to present a proposal for action at the next Annual Meeting of Stockholders of the Company may seek to have his proposal included in the Company's proxy material for the Meeting by notifying the Company of such intention and furnishing the text of the proposal to the Company. Such notice must also include the stockholder's address and statement of the number of shares of Common Stock of the Company held of record or beneficially by such stockholder and of the date or dates upon which such shares were acquired, and must be accompanied by documentary support for a claim of beneficial ownership. To have a proposal considered for inclusion in the proxy material for the 1999 Annual Meeting of Stockholders, a stockholder must give the aforesaid notice and submit his proposal no later than August 15, 1998. The notice and text should be sent to the attention of John A. Tarello, Senior Vice President and Treasurer, Analogic Corporation, 8 Centennial Drive, Peabody, MA 01960

                                  OTHER MATTERS

    The Company knows of no business which will be presented for consideration at the Meeting other than that set forth in this Proxy Statement. However, if any such other business shall come before the Meeting, the persons named in the Proxies or their substitutes shall vote the Proxies in respect of any such business in accordance with their best judgment.

    The cost of preparing, assembling, and mailing the proxy material will be borne by the Company. The Company may solicit Proxies otherwise than by the use of the mails, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone, correspondence or in person, to obtain Proxies. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain Proxies from such beneficial owners and will reimburse such holders for their out-of-pocket expenses in so doing.

    THE COMPANY WILL FURNISH TO ANY STOCKHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. A request for the Form 10-K should be addressed to John A. Tarello, Senior Vice President and Treasurer, Analogic Corporation, 8 Centennial Drive, Peabody, Massachusetts 01960.

                                                      For the Board of Directors
December 1, 1997

                                                      Julian Soshnick
                                                      Clerk




IF YOU DO NOT EXPECT TO BE PRESENT AT THIS MEETING AND WISH YOUR STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN, DATE AND MAIL PROMPTLY THE ENCLOSED PROXY, WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR CANADA, IS ENCLOSED FOR THAT PURPOSE.

                                    EXHIBIT A
                                    ---------


                              ANALOGIC CORPORATION


                          EMPLOYEE STOCK PURCHASE PLAN


                               DATED JUNE 10, 1986


                          (AS AMENDED OCTOBER 9, 1997)

1.   PURPOSE

     The Analogic Corporation Employee Qualified Stock Purchase Plan (hereinafter the "Plan") is intended to provide a method whereby employees of Analogic Corporation (the "Company") and participating subsidiaries will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company's Common Stock. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1954, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

2.   ELIGIBLE EMPLOYEES

     All employees of the Company or any of its participating subsidiaries, with the exception of "highly compensated employees" as that term is defined in
Section 414(q) of the Code, who have completed one (1) year of employment with the Company or any of its subsidiaries on or before the first day of the applicable Payment Period (as defined below) shall be eligible to receive options under this Plan to purchase the Company's Common Stock (except employees in countries whose laws make participation impractical). In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing five (5%) percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporation as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For the purposes of determining stock ownership under this paragraph, the rules of
Section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

     For the purpose of this Plan, the term employee shall not include an employee whose customary employment is twenty (20) hours or less per week or is for not more than five (5) months in any calendar year.

3.   STOCK SUBJECT TO THE PLAN

     The stock subject to the options granted hereunder shall be shares of the Company's authorized but unissued Common STock, $.05 par value, or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 700,000 subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like.

4.   PAYMENT PERIODS AND STOCK OPTIONS

     The period commencing on the first day of the next succeeding month following the approval of the Plan by the Company's stockholders and ending on either the next June 30 or December 31, whichever occurs earlier, and thereafter, the six-month periods, January 1 to June 30 and July 1 to December 31, are Payment Periods during which payroll deductions will be accumulated under the Plan. Each Payment Period includes only regular pay days falling within it.

     Twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period at the Option Price, as hereinafter provided, that number of full shares of the Common Stock of the Company reserved for the purpose of the Plan as his accumulated payroll deductions on the last day of such Payment Period will pay for at such Option Price, but not more than the number of shares equal in value to $2,000 divided by the Option Price on the first business day of the Payment Period; provided and on the condition that such employee remains eligible to participate in the Plan throughout such Payment Period. The Option Price for each Payment Period shall be the lesser of

                  (i) eighty-five percent (85%) of the fair market value of the Company's Common Stock on the first business day of the Payment Period, or

                  (ii) eighty-five percent (85%) of the fair market value of the
                       Company's Common Stock on the last business day of the Payment Period, in either case rounded up to avoid fractions other than multiples of 1/8.

     In the event of an increase or decrease in the number of outstanding shares of Common Stock of the Company through stock split-ups, reclassifications, stock dividends, changes in par value and the like, an appropriate adjustment shall be made in the number of shares and Option Price per share provided for under the Plan, either by proportionate increase in the number of shares and proportionate decrease in the Option Price per share, or by a proportionate decrease in the number of shares and a proportionate increase in the Option Price per share, as may be required to enable an eligible employee who is then a participant in the Plan as to whom an option is exercised on the last day of any then current Payment Period to acquire such number of full shares as his accumulated payroll deductions on such date will pay for at the adjusted Option Price.

     For purposes of this Plan the term "fair market value" means, if the Common Stock is listed on a national securities exchange or is on the Nation Market List of the National Association of Securities Dealers Automated Quotation ("NASDAQ") system, the closing price of the Common Stock of the Company on such exchange or as reported on NASDAQ or such other national securities exchange as shall be designated by the Board of Directors or, if the Common Stock is traded in the over-the-counter securities market but not on the National Market List of NASDAQ, the average bid and asked closing prices of the Common Stock.

     For purposes of this Plan the term "business day" as used herein means a day on which there is trading on the New York Stock Exchange or such other national securities exchange as shall be designated by the Board of Directors pursuant to the preceding paragraph.

     No employee shall be granted an option which permits his rights to purchase Common Stock under the Plan and any similar plans of the Company or any parent or subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with and shall be construed in accordance with Section 423(b)(8) of the Code.

5.   EXERCISE OF OPTION

     Each eligible employee who continues to be a participant in the Plan on the last business day of a Payment Period shall be deemed to have exercised his option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as his accumulated payroll deductions on such date will pay for at such Option Price. If a participant is not an employee on the last business day of and throughout a Payment Period, he shall not be entitled to exercise his option.

6.   AUTHORIZATION FOR ENTERING PLAN

     An eligible employee may enter the Plan by filing out, signing and delivering to the Human Resources Department an Authorization:

                  (a) stating the amount to be deducted regularly from his pay;

                  (b) authorizing the purchase of stock for him in each Payment
                      Period in accordance with the terms of the Plan;

                  (c) specifying the exact name in which Common Stock purchased for him is to be issued in accordance with Article 11 hereof.

     Such Authorization must be received by the Human Resources Department at least ten (10) business days before the beginning date of such next succeeding Payment Period.

     The Company will accumulate and hold for the employee's account the amounts deducted from his pay. No interest will be paid thereon. Participating employees may not make any separate cash payments into their account.

     Unless an employee files a new Authorization or withdraws from the Plan, his deductions and purchases under the Authorization he has on file under the Plan will continue as long as the Plan remains in effect. An employee may increase or decrease the amount of his payroll deductions as of the beginning of the next Payment Period by filling out, signing and delivering to the Human Resources Department a new Authorization. Such new Authorization must be received by the Human Resources Department at least ten (10) business days before the beginning date of such next succeeding Payment Period.

7.   MAXIMUM AMOUNT OF PAYROLL DEDUCTIONS

     An employee may authorize payroll deductions in any even dollar amount up to but not more than the lesser of

                  (i)  ten percent (10%) of his regular base pay, or

                  (ii) an aggregate of $2,000 in any Payment Period; provided, however, that the minimum deduction in respect of any payroll period shall be five dollars ($5.00).

8.   UNUSED PAYROLL DEDUCTIONS

     Only full shares of Common Stock may be purchased. Any balance remaining in an employee's account after a purchase will be reported to the employee and will be carried forward to the next Payment Period. However, in no event will the amount of the unused payroll deductions carried forward from a Payroll Period exceed the Option Price per share for the Payment Period. If for any Payment Period the amount of unused payroll deductions should exceed the Option Price per share, the amount of the excess for any participant shall be refunded to such participant, without interest.

9.   CHANGE IN PAYROLL DEDUCTIONS

     Deductions may be increased or decreased during a Payment Period. A new Authorization will be required and must be received by the Human Resources Department at least ten (10) business days prior to the payroll period in which such change in deductions will take effect. New Authorizations received by the Human Resources Department after such date will take effect in the next succeeding payroll period.

10.  WITHDRAWAL FROM THE PLAN

     An employee may withdraw from the Plan and withdraw all but not less than all of the payroll deductions credited to his account under the Plan at any time prior to the last business day of each Payment Period by delivering a With drawal Notice to the Human Resources Department in which event the Company will promptly refund without interest the entire balance of such employee's deductions not theretofore used to purchase Common Stock under the Plan.

     An employee who withdraws from the Plan is like an employee who has never entered the Plan; the employee's rights under the Plan will be terminated and no further payroll deductions will be made. To re-enter, such an employee must file a new Authorization at least ten (10) business days before the beginning date of the next Payment Period which cannot, however, become effective before the beginning of the next Payment Period following his withdrawal.

11.  ISSUANCE OF STOCK

     Certificates for Common Stock issued to participants will be delivered as soon as practicable after each Payment Period.

     Common Stock purchased under the Plan will be issued only in the name of the employee, or if his Authorization so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

12.  NO TRANSFER OF ASSIGNMENT OF EMPLOYEE'S RIGHTS

     An employee's rights under the Plan are his alone and may not be transferred or assigned to, or availed of by, any other person. Any option granted to an employee may be exercised only by him.

13.  TERMINATION OF EMPLOYEE'S RIGHTS

     Except as set forth in the last paragraph of this Article 13, an employee's rights under the Plan will terminate when he ceases to be an employee because of retirement, resignation, lay-off, discharge, death, change of status, failure to remain in the customary employ of the Company for at least twenty (20) hours per week, or for any other reason. A Withdrawal Notice will be considered as having been received from the employee on the day his employment ceases, and all payroll deductions not used to purchase Common Stock will be refunded.

     If an employee's payroll deductions are interrupted by any legal process, a Withdrawal Notice will be considered as having been received from him on the day the interruption occurs.

     Upon termination of the participating employee's employment because of his death, his beneficiary (as defined in Article 14) shall have the right to elect, by written notice given to the Company's Human Resources Department prior to the expiration of the thirty (30) day period commencing with the date of the death of the employee, either

                  (i) to withdraw, without interest, all the payroll deductions credited to the employee's account under the Plan, or

                  (ii) to exercise the employee's option for the purchase of shares of Common Stock on the last day of the Payment Period next following the date of the employee's death for the purchase of that number of full shares of Common Stock reserved for the purposes of the Plan which the accumulated payroll deductions in the employee's account at the date of the employee's death will purchase at the applicable Option Price, and any excess in such account (in lieu of fractional shares) will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the Human Resources Department, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the employee's account at the date of the employee's death and the same will be paid promptly to said beneficiary, without interest.

14.  DESIGNATION OF BENEFICIARY

     A participating employee may file a written designation of a beneficiary who is to receive any Common Stock and/or cash in case of his death. Such designation of beneficiary may be changed by the employee at any time by written notice. Upon the death of a participating employee and upon receipt by the Company of proof of the identity and existence at the employee's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of death of a participating employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such employee's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the employee, or if, to the knowledge of the Company, no such executor or administrator has been appointed, the Company, in its discretion, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the employee as the Company may designate. No beneficiary shall, prior to the death of the employee by whom he has been designated, acquire any interest in the Common Stock or cash credited to the employee under the Plan.

15.  TERMINATION AND AMENDMENTS TO PLAN

     The Plan may be terminated at any time by the Company's Board of Directors. It will terminate in any case when all of the shares of Common Stock reserved for the purposes of the Plan have been purchased. If at any time shares of Common Stock reserved for the purposes of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participating employees, in proportion to their options and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded.

     The Board of Directors also reserves the right to amend the Plan from time to time in any respect, provided, however, that no amendment shall be effective without prior approval of the stockholders, which would

                  (a) except as provided in Articles 3 and 4, increase the
                      number of shares of Common Stock to be offered under the Plan,

                  (b) change the class of employees eligible to receive options under the Plan, or

                  (c) Permit payroll deductions at a rate in excess of the
                      lesser of

                      (i) ten percent (10%) of an employee's regular base pay, or

                      (ii) an aggregate of $2,000 in any Payment Period.

16.  LIMITATIONS OF SALE OF STOCK PURCHASED UNDER THE PLAN

     The Plan is intended to provide eligible employees an opportunity to acquire the Company's Common Stock for investment. The Company does not, however, intend to restrict or influence any employee with respect to the resale of the Common Stock purchased under the Plan. An employee may, therefore, sell Common Stock purchased under the Plan at any time; provided, however, that because of certain Federal tax requirements, each employee will agree by entering the Plan, promptly to give the Company notice of any such Common Stock disposed of within two years after the date of the last day of the Payment Period during which the Common Stock was purchased showing the number of such shares disposed. The employee assumes the risk of any market fluctuations in the price of such Common Stock.

17.  COMPANY'S PAYMENT OF EXPENSES RELATED TO PLAN

     The Company will bear all costs of administering and carrying out the Plan.

18.  PARTICIPATING SUBSIDIARIES

     The term "participating subsidiaries" shall mean any subsidiary of the Company which is designated by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

19.  ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). The Committee shall consist of not less than three members of Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. No member of the Committee shall be eligible to participate in the Plan while serving as a member of the Committee.

20.  OPTIONEES NOT STOCKHOLDERS

     Neither the granting of an option to an employee nor the deductions from his pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been purchased by and issued to him.

21.  Application of Funds

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan may be used for any corporate purposes, and the Company shall not be obligated to segregate participating employee's payroll deductions.

22.  GOVERNMENTAL REGULATION

     The Company's obligation to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

     In this regard, the Board of Directors may, in its discretion, require as a condition to the exercise of any option that a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock reserved for issuance upon exercise of the option shall be effective.

23.  TRANSFERABILITY

     Neither payroll deductions credited to an employee's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the employee. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article 10.

24.  EFFECT OF CHANGES OF COMMON STOCK

     If the Company should subdivide or reclassify the Common Stock which has been or may be optioned under the Plan, or should declare thereon any dividend payable in shares of such Common Stock, or should take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any individual participating employee) shall be adjusted accordingly.

25.  MERGER OR CONSOLIDATION

     If the Company should at any time merge into or consolidate with another corporation, the Board of Directors may, at its election, either

                  (i) terminate the Plan and refund without interest the entire balance of each participating employee's payroll deductions, or

                  (ii) entitle each participating employee to receive on the last day of the Payment Period upon the exercise of such option for each share of Common Stock as to which such option shall be exercised the securities or property to which a holder of one share of the Common Stock was entitled upon and at the time of such merger or consolidation, and the Board of Directors shall take such steps in connection with such merger or consolidation as the Board of Directors shall deem necessary to assure that the provisions of this Article 25 shall thereafter be applicable, as nearly as reasonably possible.

     A sale of all or substantially all of the assets of the Company shall be deemed a merger or consolidation for the foregoing purposes.

26.  WITHHOLDING OF ADDITIONAL FEDERAL INCOME TAX

     The Company, in accordance with Section 3402(a) of the Code, and the Regulations and Rulings promulgated thereunder, will withhold from the wages of participating employees, in all payroll periods following and in the same calendar year as the date on which compensation is deemed received by the employee, additional income taxes in respect of the amount that is considered compensation includable in the employee's gross income.

27.  APPROVAL OF STOCKHOLDERS

     The Plan shall not take effect until approved by the holders of a majority of the outstanding shares of Common Stock of the Company, which approval must occur within the period beginning twelve (12) months before and ending twelve
(12) months after the date the Plan is adopted by the Board of Directors. The Plan was adopted by the Board of Directors on November 4, 1985 and amended on January 21, 1986. The Plan was approved by the stockholders on January 22, 1986.

                                   P R O X Y

                              ANALOGIC CORPORATION

      Proxy for Annual Meeting of Stockholders to be held January 23, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the notice of the meeting and proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Bernard M. Gordon, John A. Tarello, and Julian Soshnick, or any one of them attorney or attorneys of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of Analogic Corporation (the "Company") to be held at the Company's headquarters located at Eight Centennial Drive, Peabody, Massachusetts on January 23, 1998, at 11:00 a.m. and at any adjourned sessions thereof, and there to vote and act with respect to all shares of the Company which the undersigned shall be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. This proxy will be voted as directed by the undersigned and if no direction is indicated, it will be voted FOR the nominees as directors and FOR Proposal 2.


                     Election of Three Directors: Nominees

             Bernard M. Gordon, John A. Tarello, Gerald L. Wilson

SEE REVERSE SIDE: If you wish to vote in accordance with the Board of Directors' recommendations, please sign on the reverse side. You need not mark any boxes.

                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE      SEE REVERSE
                                                                         SIDE

--------------------------------------------------------------------------------
Reverse side of PROXY

--------------------------------------------------------------------------------
                              THIS IS YOUR PROXY.
                            YOUR VOTE IS IMPORTANT.

Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the Meeting by promptly returning your proxy (attached below) in the enclosed envelope. Thank you for your attention to this important matter.
--------------------------------------------------------------------------------

                                  DETACH HERE

/X/  Please mark
     votes as in
     this example.

This Proxy, when executed, will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the election of Directors and FOR Proposal 2.

The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.   To fix the number of Directors
     for the ensuing year at eight
     and the election of Directors
     (See Reverse).                   / / FOR  / / WITHHELD  / / _______________
                                                                For all nominees
2.   To consider and act upon the                               except as noted
     matter of adopting and approving                           above
     an amendment to the Company's
     Employee Stock Purchase Plan
     dated June 10, 1986.            / / FOR  / / WITHHELD  / / ABSTAIN

3. To act upon any and all matters incidental to any of the foregoing and transact such other business as may legally come before the Meeting or any adjourned session or sessions thereof.


                                             MARK HERE FOR ADDRESS CHANGE
                                             AND NOTE AT LEFT / /

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature                   Date        Signature                   Date
         ------------------     -------           -----------------     -------